2005
Annual Meeting

 June 10, 2005

Forward Looking Statement

This information contains predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.  Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, drilling and operating risks, risks related to exploration and development, uncertainties about the estimates of reserves, competition, government regulation and the ability of the company to meet its stated business goals.

Darwin L. Stump
Chief Financial Officer and Treasurer

Financial Highlights

u    Record 2004 revenue

u    Record 2004 net income

u    Total capital expenditures for year of $45.4 million

u    Long-term debt at year end $21 million

Revenue

u    Down from $53 million in 2003

u    2004 revenue reflects higher O&G prices, increased production and more drilling activity

u    2004 revenue up to $290.7 million from $202.9 million in 2003

Net Income

u    2004 Net Income of $34.1 million

u    $22.6 million in 2003

u    $2.05 per share vs. $1.39 in 2003

u    Increase of 47.5%

First Quarter 2005 Highlights

u    Record first quarter

u    Revenue

u    Net income

u    Earnings per share

u    Long-term debt at $18 million down from year end $21 million

u    Total capital expenditures of $20.1 million for first quarter

Revenue

u    First Quarter Revenue of $83 million

u    $71.0 million in 2004

u    Revenue reflects higher O&G prices, increased production and drilling activity

u    Colorado lease sale added $5.2 million

Net Income

u    First Quarter Net Income of $13.3 million

u    $8.4 million in 2004

u    $0.80 EPS compared to $0.52 in 2004 (diluted)

u    $.20 per share from lease sale

u    Earnings from operations $.60 per share in 2005 compared to $.52 share in 2004. Increase of $.08 per share or 15.4%

Common Stock Repurchase

u    2% repurchased to date

u    331,796 shares

u    Average price of $23.75 per share

u    Board approval to repurchase up to additional 8%

u    1,327,184 shares

Thomas E. Riley
 President

2004 Operating Highlights

u    Production 12.7 Bcfe, up 21% year-to-year

u    Rocky Mountain Region production increased 36.5% year-to-year (12 months)

u    Rocky Mountain Region produced 72% of total

u    158 wells drilled in 2004 vs. 111 in 2003

u    97% drilling success on 157 gross development wells

u    All wells were in Colorado

u    137 wells were drilled with partnerships

u    Sand Wash Basin exploratory test drilled in fourth quarter

u    Testing delayed by environmental restrictions

2005 Operating Highlights

•         42 wells drilled in 1st quarter 2005

•         29 successful wells in Wattenberg field

•         9 successful wells in the Piceance Basin

•         4 NECO infill wells

•         25 additional Codell recompletions

•         2 exploratory wells, 1 dry, 1 in completion process

Core Areas of Operation

Map of United States

Rocky Mountains

2004 Proved Reserves: 149.9 Bcfe

2004 Production: 9.1 Bcfe

2003 Production: 6.6 Bcfe

Michigan Basin

2004 Proved Reserves: 25.8 Bcfe

2004  Production:  1.8 Bcfe

2003 Production: 1.9 Bcfe

Appalachian Basin

2004 Proved Reserves: 41.7 Bcfe

2004 Production:  1.8 Bcfe

2003 Production: 1.9 Bcfe

2004 Production

u    Full year 2004 production 12.7 Bcfe

u    Up 22% from 10.4 Bcfe in 2003

u    82% natural gas

u    Fourth Quarter 2004 production of 3.17 Bcfe

2005 Production

u    Production 3.30 Bcfe, up 4.1% compared to fourth quarter 2004

u    Rocky Mountain Region production increased 6.5% compared to prior year  fourth quarter

Regional Production Trends

u    Rocky Mountains region was 2004 growth area

u    Partnership development focus in 2005 will continue in Rocky Mountain Denver-Julesburg & Piceance Basins

u    Additional PDC activities underway on NECO properties and Wattenberg Field

u    Rocky Mountain region produced 72% of production in 2004

u    Up from 63% in 2003

Geographic Diversity

u    Drilling focus is Rocky Mountain Region

u    Limited development activity in other areas

u    Selected Appalachian Basin behind pipe recompletions

u    1-2 infill wells and 1 refrac planned for Michigan

u    Will consider acquisitions in all areas

Sustaining Growth

u    Investments in 2004 included:

u    Drilling, Codell recompletions, and other capital assets- $42 million

u    Debt at year end- $21 million

u    Total available credit over $80 million

u    Many economically attractive development opportunities in Wattenberg and Grand Valley Fields

u    Resources to make additional acquisitions

u    Record program sales of 2004 partnerships totaled $100 million up from $78 million

u    Plan to offer up to $115 million in 2005

u    First partnership fully subscribed in 2 days

u    Second partnership fully subscribed in 1 day

Sustaining Growth

Rocky Mountains exploratory drilling program

u    Sand Wash Basin- first well completed, tested and dry;  second well drilled to TD, completion operations underway; initial test of bottom stage positive (tested gas with no water), second stage successfully fraced, testing next week, with third stage completion planned at month end.

u    Other wells planned in several areas

            Northwestern ND Bakken horizontal test

            Sweetwater County, WY Cretaceous gas test (Red Desert Basin)

u    Dry holes are expensed under successful efforts accounting

2005 Drilling Plans

u    Rockies: Plan partnership drilling in Wattenberg & Grand Valley Fields

u    Funds split equally between areas

u    PDC will have a 20% interest in partnerships

u    Other activity planned in non-partnership areas (not in competition with partnerships)

u    Continuing NECO down spacing (~65 wells)

u    Continuing refracs in Wattenberg (60 - 80 wells)

u    Exploratory and new areas

u    Sand Wash Basin- 2 drilled, 1 dry, 1 in completion process

u    Bakken test (July)

u    Red Desert basin test

u    Other opportunities

Rocky Mountain

Prospect Areas

Map of Colorado

Areas Marked:

Sweetwater Project

Coffee Pot Springs

NECO Properties

Legacy Properties

Grand Valley

Wattenberg Field

Bakken Shale

North Dakota

Map of North Dakota

Area Marked:

Bakken Shale

New and Exploratory Projects

Project	State	County	Well Depth Range (ft.)	Reservoir
Legacy	Colorado	Moffat		Lance
Coffepot Springs	Colorado	Moffat	8,000 to 13,000	Lewis / Fox Hills
Sweetwater	Wyoming	Sweetwater		Almond / Mesaverde
Bakken Shale	North Dakota	Mckenzie Montrail Williams Dunn	9000	Bakken Shale

2005
Annual Meeting
 June 10, 2005